Summary Prospectus April 29, 2011

Winslow Green Growth Fund
Class / Ticker: Investor / WGGFX Institutional / WGGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.winslowgreen.com/forms/default.aspx.  You may also obtain this information at no cost by calling (888) 314-9049.  The Fund's Prospectus and Statement of Additional Information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Winslow Green Growth Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Shares	Institutional Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Shareholder Servicing Fee	0.25%	None
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	1.64%	1.14%
Fee Waiver and/or Expense Reimbursement	-0.19%	-0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.45%	1.14%

(1)      Brown Investment Advisory Incorporated (the “Adviser”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.45% and 1.20% for the Investor Shares and Institutional Shares, respectively, of each Class’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least April 29, 2012.  The Agreement may be terminated at any time by the Board upon 60 day’s notice to the Adviser, or by the Adviser with the consent of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Shares	$148	$499	$874	$1,928
Institutional Shares	$116	$362	$628	$1,386

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

1

Principal Investment Strategies
The Fund is a growth equity fund.  The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of environmentally sustainable companies.  The Adviser defines environmentally sustainable companies as (1) companies with clean and efficient business practices that seek to reduce their environmental impact, or (2) companies whose products or services offer solutions to environmental problems.  Equity securities include common stocks, preferred stocks and convertible debt securities.  The Fund may invest in any industry sector, but tends to focus on certain environmentally-oriented investment themes, such as:

•	Clean Energy
•	Water Management
•	Resource Efficiency
•	Sustainable Living
•	Environmental Services
•	Green Transportation
•	Green Building Products

Although the Fund may invest in companies of any size capitalization, the Fund intends to invest a significant portion of its assets in domestic small-capitalization companies (i.e., companies with a market capitalization below $2 billion) that, in the Adviser’s view, represent attractive growth investment opportunities.  Furthermore, the Fund may invest up to 20% of assets (including in American Depositary Receipts) in foreign securities, which may include emerging markets.

The Adviser monitors the companies in the Fund’s portfolio on an ongoing basis and trades the Fund’s portfolio frequently. The Adviser may sell a stock for a number of reasons, including:
•	the stock has met or exceeded its price target,
•	the position has appreciated significantly and makes up an outsized proportion of the portfolio,
•	the Adviser perceives an alteration of the investment premise, including a change in the company’s fundamental strength, environmental commitments or business strategy,
•	the Adviser identifies alternative investment ideas with greater perceived investment potential, or
•	Fund redemptions require cash to be raised.

Principal Risks
There is the risk that you could lose all or a portion of your investment in the Fund.  The following principal risks could affect the value of your investment:

▪	General Market Risk: The stock market declines;
▪	Interest Rate Risk: Interest rates rise, which can result in a decline in the stock market;
▪	Growth Stock Risk: Growth stocks fall out of favor with investors;
▪	Management Risk: Corporate earnings of companies in the Fund’s portfolio may not grow at the rates anticipated;
▪	Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value;
▪
Small and Medium-Size Company Risk: The Fund may underperform due to investment in securities of small and medium-sized companies, which involve greater risk than investments in larger, more established companies;

▪
Foreign Securities and Emerging Markets Risk: The Fund may underperform due to its foreign investments, which represent additional risks including currency rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions; these risks are greater in emerging markets;

▪
Environmental Policy Risk: The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus; and

▪
Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total return over time compares with a broad-based securities index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.winslowgreen.com.

Effective May 27, 2008, the Winslow Green Growth Fund, a series of the Forum Funds Trust (the “Predecessor Fund”), reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance information shown prior to May 27, 2008 is that of the Predecessor Fund.  Performance shown for the Institutional Shares for periods prior to the inception of Institutional Shares on June 6, 2006 reflects the performance of the Investor Shares of the Predecessor Fund.  The performance information shown for periods before April 1, 2001 is that of a common trust fund.

Winslow Green Growth Fund – Investor Shares
Calendar Year Total Returns

During the periods shown in the chart, the highest quarterly return for Investor Shares was 43.86% for the quarter ended June 30, 2003, and the lowest quarterly return was -35.09% for the quarter ended December 31, 2008.

Winslow Green Growth Fund’s Average Annual Total Returns as of December 31, 2010
	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	7.42%	-2.73%	0.62%
Return After Taxes on Distributions	7.42%	-2.93%	0.44%
Return After Taxes on Distributions andSale of Fund Shares	4.83%	-2.28%	0.51%
Institutional Shares
Return Before Taxes	7.73%	-2.50%	0.73%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Adviser

Brown Investment Advisory Incorporated.

Portfolio Manager

Jackson W. Robinson, Portfolio Manager since May 3, 1994.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by mail (Winslow Green Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at (888) 314-9049.  The minimum initial and subsequent investment amounts are shown below.

Type Of Account	To Open Your Account	To Add to Your Account
Regular Accounts
Investor Shares	$2,500	$50
Institutional Shares	$250,000	$50
Individual Retirement Accounts (“IRAs”)
Investor Shares	$2,000	$50
Institutional Shares	$250,000	$50
Automatic Investment Plans
Investor Shares	$1,000	$50
Institutional Shares	$250,000	$50

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.